UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 15, 2026

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 15, 2026, Gold Resource Corporation (the “Company”), Goldgroup Mining Inc., a corporation incorporated under the laws of the Province of British Columbia (“Goldgroup”), and Goldgroup Merger Sub Inc., a Colorado corporation and direct subsidiary of Goldgroup (“Purchaser Sub”), entered into an amendment (the “Amendment”) to the previously announced Arrangement Agreement and Plan of Merger, dated January 25, 2026, by and among the parties (the “Arrangement Agreement”). The Arrangement Agreement provides that, among other things and subject to the terms and conditions of the Arrangement Agreement, Purchaser Sub will merge with and into the Company, with the Company surviving and continuing as the surviving corporation as a direct, wholly owned subsidiary of Goldgroup (such transaction, the “Merger”).

The Arrangement Agreement originally contemplated that, immediately prior to the effective time of the Merger, Goldgroup would consolidate all of its issued and outstanding common shares without par value (each whole share, a “Goldgroup Share”) at a ratio of one post-consolidation Goldgroup Share for every four pre-consolidation Goldgroup Shares. Pursuant to the Amendment, the parties have agreed to replace the four-to-one consolidation ratio with a consolidation ratio to be determined jointly by Goldgroup and the Company, and approval by the TSX Venture Exchange (the “TSXV”), prior to the effective date of the Merger. The Arrangement Agreement provides, among other things, that Goldgroup will apply to list the Goldgroup Shares on the NYSE American (the “NYSE American Listing”), which listing will be completed following the closing of the Merger and is subject to Goldgroup fulfilling all the listing requirements of the NYSE American. The consolidation is being undertaken by Goldgroup in order to meet the listing requirements of the NYSE American and to facilitate the NYSE American Listing. The consolidation is subject to, among other things, the approval of the TSXV, which approval is subject to compliance with the requirements of the TSXV, including, if applicable, shareholder approval.

Additional Information

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed hereto as Exhibit 2.1, and is incorporated into this Current Report on Form 8-K by reference. Additional information about the Merger, including a copy of the Arrangement Agreement, was previously filed by the Company in a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on January 26, 2026. Copies of the agreements related to the Merger have been included to provide investors with information regarding their terms and are not intended to provide any factual information about the Company, Goldgroup, Purchaser Sub or their respective affiliates. The representations, warranties and covenants contained in the agreements have been made solely for the purposes of the agreements and as of specific dates; were made solely for the benefit of the parties to the agreements; are not intended as statements of fact to be relied upon by investors, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified in some cases by certain confidential disclosures that were made between the parties in connection with the negotiation of the agreements, which disclosures are not reflected in the agreements themselves; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Company, Goldgroup, Purchaser Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The agreements should not be read alone but should instead be read in conjunction with the other information regarding the Merger, the agreements related to the Merger (including the Amendment and the Arrangement Agreement), the Company, Goldgroup, Purchaser Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the preliminary proxy statement that the Company will file, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that the Company will file or furnish with the SEC.

Important Information for Investors and Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from registration requirements pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended, and applicable exemptions under state securities laws. Promptly after filing its definitive proxy statement with the SEC, the Company will send the definitive proxy statement to each stockholder of the Company entitled to vote at the meeting of stockholders relating to the proposed transaction and the transactions contemplated in connection therewith. This Current Report on Form 8-K is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov.

The Company and certain of its respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 18, 2026 and amended on April 30, 2026. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement or proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
2.1	First Amendment to the Arrangement Agreement and Plan of Merger, dated as of May 15, 2026, by and among Gold Resource Corporation, Goldgroup Mining Inc. and Goldgroup Merger Sub Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: May 15, 2026	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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